

Acquisition of Fantuzzi Port Equipment Business

TEREX®

August 11, 2008

Forward Looking Statements & Non-GAAP Measures

The following presentation contains forward-looking information based on the current expectations of Terex Corporation. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex, include among others: our business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; our business is sensitive to fluctuations in interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; our businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; our business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; our continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; our ability to timely manufacture and deliver products to customers; possible work stoppages and other labor matters; our debt outstanding and the need to comply with restrictive covenants contained in our debt agreements; our ability to maintain adequate disclosure controls and procedures, maintain adequate internal controls over financial reporting and file its periodic reports with the SEC on a timely basis; the previously announced investigations by the SEC and the Department of Justice; compliance with applicable environmental laws and regulations; product liability claims and other liabilities arising out of our business; and other factors, risks, uncertainties more specifically set forth in our public filings with the SEC. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this presentation. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this presentation to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Non-GAAP Measures: Terex from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Terex believes that this information is useful to understanding its operating results and the ongoing performance of its underlying businesses without the impact of special items. See the Investors section of our website www.terex.com for a complete reconciliation.

Terex To Acquire Fantuzzi Industries Port Equipment Businesses

- Global Leader in Port Technology -

- 2007 Revenues of €447 million -

Acquisition Consideration - €215 million

EPS Accretive by the end of 2009

Fantuzzi Overview

- **Global leader in the design, manufacture, and service of port equipment.**
  - **2007 Revenues of approximately €447 million**
  - **Offers full range of equipment:**
    - Straddle Carriers
    - Rail / Rubber Tired Gantry Cranes
    - Mobile Harbor Cranes
    - Ship-to-Shore Cranes
    - Reach Stackers & Forklift Trucks
- **Factories in Italy, Germany, and China**
- **Global distribution and geographic reach**
  - **17 sales and service branches around the world**
  - **120+ technicians**
- **2,230 team members**

Product Mix


Mobile Harbor Cranes 8%
Ship-to-Shore Cranes / Rail & Rubber Tired Gantry Cranes 34%
Straddle Carriers 30%
Reach Stackers / Forklift Trucks 28%

Revenue Mix


Australia / New Zealand 6%
NA 11%
EMEA 56%
Asia 27%

Product Offering

Ship-To-Shore Crane



Straddle Carrier



Rail / Rubber Tire Gantry Crane



Fixed Mast Container Handler



Mobile Harbor Crane



Reach Stacker



Facility – Germany

WUERZBURG (GERMANY)

- Products:
  - ➢ Straddle Carriers
- Facility: 30,000 m^2
- Area: 80,000 m^2
- 240 – Factory workforce


WURZBURG, GERMANY



Facility – China



XIAMEN (CHINA)

- Products:
  - Rubber Tired Gantry Crane
  - Rail Mounted Gantry Crane
  - Ship-to-Shore Crane
  - Reach Stackers
- Facility: 60,000 m^2
- Area: 280,000 m^2
- 800 – Factory workforce


XIAMEN, CHINA

Facilities - Italy

LENTIGIONE (ITALY)

- Products:
  - Lifttrucks
  - Reach Stackers
- Facility: 80,000 m^2
- Area: 160,000 m^2
- 260 – Factory workforce




MONFALCONE
LENTIGIONE
REGGIO EMILIA

MONFALCONE (ITALY)

- Products:
  - Mobile Harbor Cranes
- Facility: 66,000 m^2
- Area: 280,000 m^2
- 120 – Factory workforce



REGGIO EMILIA (ITALY)

- Offices and production of turrets, drums for mobile cranes, and weldments for Lentigione plant
- Facility: 80,000 m^2
- Area: 260,000 m^2
- 120 – Factory workforce



Strategic Logic

- Provides an attractive growth opportunity in the intermodal transportation area of infrastructure

- Fits strategy of expanding presence in related product areas
  - Key products and large market opportunity for crane portfolio

- Port equipment is benefiting from growth in global trade and containerization
  - Advanced equipment improves port productivity and throughput

- Market leader in straddle carriers - #1 global position
  - Diesel electric (AC) technology offers an improved value proposition over mechanical and hydrostatic drive machines
    - Better fuel economy and lower maintenance costs

Strategic Logic

- Terex reach stacker product line fits well with broader Fantuzzi equipment range
  - Combined #2 global position in reach stackers and fixed mast container handlers
  - Minimal customer / geographic overlap
- Mobile harbor crane – One of three primary global manufacturers
- New "Sprinter" straddle carrier offers potential for significant growth
  - Lower profile machine designed to move containers from the ship-to-shore crane to rail / rubber tired gantry crane stacking area



- Established and profitable Chinese factory
- Opportunity to quickly realize significant operating leverage
  - Implement Terex sourcing and lean initiatives

Summary

- Fantuzzi provides an important growth opportunity in the intermodal transportation area of infrastructure

- Diversifies our crane portfolio with related technology:
  - New attractive end markets
  - Broad geographic revenue mix
    - China accounts for 10 – 15% of sales

- Global port technology leader
  - Complete range of equipment
  - Innovative new technologies – "Sprinter"
  - Leading market positions – Straddle Carriers & Reach Stackers

- Sourcing and lean manufacturing opportunities

- EPS accretive by the end of 2009



Appendix

TEREX

Appendix

- **Growth in container traffic**


Total TEUm
Growth TEUm
800
700
600
500
400
300
200
100
0
60
50
40
30
20
10
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E
2008E
2009E
2010E
2011E
TEUm
Annual growth TEUm (RHS)

Source: Drewery, April 2007

Note: TEU (Twenty-foot Equivalent Unit): represents the cargo capacity of a standard shipping container 20 feet long and 8 feet wide.